Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3
TO
Credit AGREEMENT

This Amendment No. 3 dated as of June 21, 2013 (this “Amendment”) is by and among NOODLES & COMPANY (the “Borrower”), Bank of America, N.A., as administrative agent (the “Administrative Agent”), and the lenders signatory hereto and amends that certain Credit Agreement dated as of February 28, 2011 (as amended by Amendment No. 1 dated as of December 8, 2011, Amendment No. 2 dated as of August 1, 2012, and as further amended, restated, extended, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”) by and among the Borrower, the other Loan Parties party thereto, the lenders party thereto (the “Lenders”), the Administrative Agent, Bank of America, N.A. as L/C Issuer and Swing Line Lender, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Left Lead Arranger, Wells Fargo Bank, National Association as Right Lead Arranger and together with the Left Lead Arranger, as Co-Lead Arrangers, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Bank, National Association as Joint Book Managers, Regions Bank and Wells Fargo Bank, National Association as Co-Syndication Agents. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and
WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as provided more fully herein below.
NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1Amendments to the Credit Agreement.
1Amendment to Section 1.01. The definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended by (a) deleting the words “immediately after” in the first line of clause (f) of such definition and (b) adding the words “pro forma” immediately before the word “effect” in the first line of clause (f) of such definition.
2Amendment to Section 1.01. The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by restating such definition in its entirety as follows:
“Eurodollar Rate” means:
(a)    for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to (i) the London Interbank Offered Rate or the successor thereto as approved by the Administrative Agent (“LIBOR”), as published by Reuters (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, (ii) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period; and

(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) LIBOR, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America's London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination.
3Amendment to Section 7.06(d). Section 7.06(d) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (i), (b) deleting the “;” at the end of clause (ii), and (c) inserting the following language immediately after the end of clause (ii): “, and (iii) Restricted Payments representing (A) a one time special dividend to the PSP Investor in an amount not to exceed $400,000 and (A) a transaction fee to Catterton Management Company, L.L.C. in an amount not to exceed $400,000.”
4Amendment to Section 7.17. Section 7.17 of the Credit Agreement is hereby amended by adding the following immediately prior to the period at the end thereof: “: provided, that for the avoidance of doubt, the requirement in this Section 7.17 shall no longer apply after the Termination Date (as defined in the Sponsor Pledge Agreement).”
2Affirmation and Acknowledgment. The Borrower hereby ratifies and confirms all of its Obligations to the Lenders and the Administrative Agent, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the other Obligations, and all other amounts due under the Credit Agreement as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.
3Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:
(a)The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations and agreements under this Amendment, the Credit Agreement and the other Loan Documents as amended hereby are within the organizational power and authority of the Borrower, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of the Borrower's Organization Documents or (ii) violate any applicable Law, except, with respect to this clause (ii), to the extent that such violation could not reasonably be expected to have a Material Adverse Effect.
(b)This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(c)No approval or consent of, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement as amended hereby.
(d)The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the date hereof (other than to the extent that any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of the date hereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a), (b) and (c) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a), (b) and (c) of the Credit Agreement, respectively.
(e)As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.
4Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent as of 2:00 p.m., eastern time, on June 21, 2013:

(a)This Amendment shall have been duly executed and delivered by the Borrower, the Administrative Agent and the Lenders.
(b)The representations and warranties set forth in Section 3 hereof shall be true and correct.
(c)The Administrative Agent shall have been reimbursed for all reasonable and documented fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, to the extent documented prior to or on the date hereof (for the avoidance of doubt, a summary statement of such fees, charges and disbursements shall be sufficient documentation for the obligations set forth in this Section 4(c) provided that supporting documentation for such summary statement is provided promptly thereafter).
5Miscellaneous Provisions.
1Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement and the Loan Documents, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement and the Loan Documents shall be read and construed as one instrument.
2THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
3THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
4This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.
5The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable and documented out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including legal fees).
6Except as otherwise expressly provided for in this Amendment, nothing contained in this Amendment shall extend to or affect in any way any of the rights or obligations of the Borrower, its Affiliates and/or Subsidiaries, as applicable, or the Administrative Agent's or a Lender's obligations, rights and remedies. The Borrower, individually and on behalf of its Affiliates and/or Subsidiaries, as applicable, hereby agrees that the Administrative Agent shall not be deemed to have waived any Default or Event of Default existing on the date hereof or arising hereafter or any or all of its rights or remedies with respect to such Defaults or Events of Default.
7The provisions of this Amendment are solely for the benefit of the Borrower, the Administrative Agent and the Lenders and no other Person shall have rights as a third party beneficiary of any of such provisions.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

[Signature Page to Amendment No. 3 to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

NOODLES & COMPANY,
a Delaware corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Executive Vice President

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ MARIA A. McCLAIN
Name:	Maria A. McClain
Title:	Vice President

BANK OF AMERICA, n.a.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ JOHN H. SCHMIDT
Name:	John H. Schmidt
Title:	Senior Vice President

REGIONS BANK,
as a Lender

By:	/s/ ALIYA WILLIS
Name:	Aliya Willis
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ STEPHEN A. LEON
Name:	Stephen A. Leon
Title:	Managing Director

CADENCE BANK, N.A.,
as a Lender

By:	/s/ CHARLES M. JOYE III
Name:	Charles M. Joye III
Title:	Vice President

RATIFICATION OF OBLIGATIONS
Each of the undersigned hereby acknowledges, agrees and consents to the foregoing Amendment and agrees that each of the Loan Documents remain in full force and effect, and each of the undersigned confirms and ratifies all of its obligations under each Loan Document (as amended hereby) to which it is a party.
TNSC, Inc., a Colorado corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Vice President

NOODLES & COMPANY SERVICES CORP.,
a Colorado corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Vice President

NOODLES & COMPANY FINANCE CORP.,
a Colorado corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. - COLORADO, INC.,
a Colorado corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. - WISCONSIN, INC.,
a Wisconsin corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

THE NOODLE SHOP, CO. - MINNESOTA, INC.,
a Minnesota corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	President

THE NOODLE SHOP, CO. - ILLINOIS, INC.,
an Illinois corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. - VIRGINIA, INC.,
a Virginia corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. - MARYLAND, INC.,
a Maryland corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. - MONTGOMERY COUNTY, MARYLAND, a Maryland corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. - CHARLES COUNTY, INC.,
a Maryland corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. - HOWARD COUNTY, INC.,
a Maryland corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Assistant Secretary

[Signature Page to Amendment No. 3 to Credit Agreement]

THE NOODLE SHOP, CO. - DELAWARE, INC.,
a Delaware corporation

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	President

THE NOODLE SHOP, CO. - COLLEGE PARK, LLC,
a Maryland limited liability company

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. - BALTIMORE COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. - ANNAPOLIS, LLC,
a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. - KANSAS, LLC,
a Kanasa limited liability company

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	President

THE NOODLE SHOP, CO. - FREDERICK
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:	/s/ PAUL A. STRASEN
Name:	Paul A. Strasen
Title:	Executive Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]